Exhibit 99-1

                 NEWS RELEASE
----------------------------------------------------------------------
Peoples United Financial, Inc.           Financial Federal Corporation

PEOPLE'S UNITED                          FINANCIAL FEDERAL
INVESTOR CONTACT:                        CONTACT:
  Jared Shaw                               Steven F. Groth
  Investor Relations                       Chief Financial Officer
  203.338.4130                             212-599-8000
  jared.shaw@peoples.com                   sgroth@financialfederal.com

PEOPLE'S UNITED
MEDIA CONTACT:
  Valerie C. Carlson
  Corporate Communications
  203.338.2351
  valerie.carlson@peoples.com


FOR IMMEDIATE RELEASE
NOVEMBER 23, 2009

PEOPLE'S UNITED FINANCIAL, INC. TO ACQUIRE
FINANCIAL FEDERAL CORPORATION
Transaction Significantly Expands People's United's Equipment Finance
Business

BRIDGEPORT, CT and NEW YORK, NY - People's United Financial, Inc. (Nasdaq: PBCT), the holding company for People's United Bank, announced today a definitive agreement to acquire Financial Federal Corporation (NYSE: FIF) in a stock and cash transaction valued at approximately $738 million. Completion of the transaction is subject to customary closing conditions, including the approval of the shareholders of Financial Federal.

People's United expects the transaction to be significantly accretive to operating earnings in 2010 and to have an IRR greater than 20%. Given Financial Federal's significant excess capital, the transaction is expected to have a slight positive impact on People's United's industry leading capital levels on a pro forma basis. The transaction is expected to close in the first quarter of 2010.

"We are delighted that Financial Federal Corporation is joining People's United," said Philip R. Sherringham, President and Chief Executive Officer of People's United Financial. "Financial Federal is a leader in equipment financing and provides a valuable complement to our existing business lines, particularly, People's Capital and Leasing (PCLC), our equipment financing subsidiary. Furthermore, this transaction generates meaningful earnings accretion without diluting our capital ratios, which will continue to provide us with tremendous strategic flexibility in today's volatile markets.

"Outside of the transportation sector, there is virtually no overlap between Financial Federal's focus on construction and refuse, and PCLC's focus which, historically, has been on printing and packaging," Sherringham noted. "Moreover, this transaction offers opportunities for People's United to grow our highly-profitable equipment financing business with established, experienced staff in new markets throughout the country. Our combined portfolio will rank us 13th among U.S. bank-owned equipment finance businesses, according to data from Monitor, an industry publication."

"The transaction is beneficial to the shareholders of both companies," said Paul R. Sinsheimer, Chief Executive Officer of Financial Federal. "It substantially increases Financial Federal's growth potential by providing access to low cost funding from People's United's deposits. The match in the credit cultures is another positive, as Financial Federal's underwriting philosophy echoes that of People's United, targeting secured lending, underwriting all transactions, focusing on the middle market, and tailoring products to customer needs."

"We believe we are acquiring a very attractive franchise, especially given the ability to take market share in this dislocated market and with significant capital available for growth," Sherringham added. "In addition, we are excited about the opportunity to continue to participate more fully in a secular trend toward infrastructure upgrade in our country," he concluded.

Under the terms of the definitive agreement, which has been approved by both companies' boards of directors, at closing Financial Federal Corporation shareholders will receive $11.27 in cash and one share of People's United common stock. Based on the closing price of People's United on November 20, 2009, the transaction is valued at $27.74 per Financial Federal Corporation share. The actual value per Financial Federal share on consummation of the acquisition will depend on the share price of People's United at that time. The receipt of People's United stock by shareholders of Financial Federal is expected to be tax-free.

Morgan Stanley acted as exclusive financial advisor to People's United and Simpson Thacher & Bartlett LLP acted as legal counsel. Keefe
Bruyette & Woods acted as exclusive financial advisor to Financial Federal Corporation and Covington & Burling LLP served as legal counsel.

Additional information regarding this transaction is included in a brief presentation posted on the People's United website. To access the presentation, please go to www.peoples.com by selecting "Investor Relations" in the "About Us" section on the home page, and then selecting "Investor Presentations" in the "News and Events" section.

About Financial Federal Corporation
-----------------------------------
Financial Federal (financialfederal.com) is a financial services company providing collateralized lending, financing and leasing services nationwide to small and medium sized businesses in the general construction, road and infrastructure construction and repair, road transportation and refuse industries.

About People's United Financial, Inc.
-------------------------------------
People's United Financial, Inc. is the holding company of People's United Bank (peoples.com), the largest bank headquartered in New England. People's United Financial has assets of $21 billion, more than 440 ATMs and 300 branches. A diversified financial services company founded in 1842, People's United provides consumer, commercial, insurance, retail investment and wealth management and trust services to personal and business banking customers.

Additional Information About this Transaction
---------------------------------------------
In connection with the proposed merger, People's United will file with the Securities and Exchange Commission (the "SEC") a
Registration Statement on Form S-4 that will include a proxy statement of Financial Federal that also constitutes a prospectus of People's United. Financial Federal will mail the proxy statement/prospectus to its stockholders. Investors and security holders are urged to read the proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain a free copy of the proxy statement/prospectus (when available) and other related documents filed by People's United and Financial Federal with the SEC at the SEC's website at www.sec.gov. The proxy statement/prospectus (when it is available) and the other documents may also be obtained for free by accessing People's United website at www.peoples.com under the tab "Investor Relations" and then under the heading "Financial Information" or by accessing Financial Federal's website at www.financialfederal.com under the tab "Investor Relations - SEC Filings".

Participants in this Transaction
--------------------------------
People's United, Financial Federal and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Financial Federal stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Financial Federal stockholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about the executive officers and directors of People's United in its Annual Report on Form 10-K for the year ended December 31, 2008 and in its definitive proxy statement filed with the SEC on March 25, 2009. You can find information about Financial Federal's executive officers and directors in its Annual Report on Form 10-K for the year ended July 31, 2009 and in its definitive proxy statement filed with the SEC on November 5, 2009. You can obtain free copies of these documents from People's United or Financial Federal using the contact information above.
This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities.

This press release contains statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are intended to be covered by the safe harbor provisions for forward- looking statements contained in the Private Securities Litigation Reform Act of 1995, and this statement is included for purposes of complying with these safe harbor provisions. These forward-looking statements are based on current plans and expectations, which are subject to a number of risk factors and uncertainties that could cause future results to differ materially from historical performance or future expectations. These differences may be the result of various factors, including, among others: (1) failure of the parties to satisfy the closing conditions in the merger agreement in a timely manner or at all; (2) failure of the shareholders of Financial Federal Corporation to approve the merger agreement; (3) disruptions to the parties' businesses as a result of the announcement and pendency of the merger; (4) costs or difficulties related to the integration of the businesses following the merger; (5) changes in general, national or regional economic conditions; (6) the risk that the anticipated benefits, cost savings and any other savings from the transaction may not be fully realized or may take longer than expected to realize (7) changes in loan default and charge-off rates; (8) reductions in deposit levels necessitating increased borrowings to fund loans and investments;
(9) changes in interest rates or credit availability; (10) changes in levels of income and expense in noninterest income and expense related activities; and (11) competition and its effect on pricing, spending, third-party relationships and revenues.

For additional factors that may affect future results, please see People's United's and Financial Federal Corporation's filings with the Securities and Exchange Commission, including People's United's Annual Report on Form 10-K for the year ended December 31, 2008 and Financial Federal Corporation's Annual Report on Form 10-K for the year ended July 31, 2009. People's United and Financial Federal Corporation undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or other changes.

                                # # #